EXHIBIT 32.2
                                  CERTIFICATION

     Pursuant to 18U.S.C. Section 1350, the undersigned officers of Ocean Bio-Chem, Inc. (the "Company"), hereby certify that the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 30, 2005

                                 /s/ Edward Anchel
                                 -----------------------
                                 Edward Anchel
                                 Chief Financial Officer